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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 16, 2004
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                              THE HOME DEPOT, INC.
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             (Exact name of registrant as specified in its charter)

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
            Delaware                  1-8207             95-3261426
    ----------------------------     ------------     -------------------
    (State or other jurisdiction     (Commission         (IRS Employer
         of incorporation)           File Number)     Identification No.)

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
  2455 Paces Ferry Road, Atlanta, Georgia         30339-4024
  ----------------------------------------        ----------
  (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (770) 433-8211
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 16, 2004, The Home Depot, Inc. issued a press release, furnished as
Exhibit 99.1 and incorporated herein by reference, announcing the Company's financial results for the fiscal quarter ended October 31, 2004.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      THE HOME DEPOT, INC.
                                                -------------------------------
                                                          (Registrant)


                                                /s/ Carol B. Tome
                                                -------------------------------
                                                Carol B. Tome
                                                Executive Vice President and
                                                Chief Financial Officer
Dated:  November 16, 2004


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                                 EXHIBIT INDEX


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
Exhibit No.                 Description

99.1                        Press Release of The Home Depot, Inc. dated November 16, 2004.
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